Exhibit 99.1

News Release

Contact:	Christie B. Kelly
Title:	Global Chief Financial Officer
Phone:	+1 312 228 2316

Jones Lang LaSalle Reports Full-Year Adjusted Earnings per Share of $6.32,
Up 15 Percent Over Last Year
Full-year fee revenue of $4.0 billion, up 12 percent over last year

CHICAGO, January 28, 2014 - Jones Lang LaSalle Incorporated (NYSE: JLL) today reported adjusted earnings per share (“EPS”) of $6.32 for 2013, up from $5.48 in the prior year. Full-year fee revenue of $4.0 billion was up 12 percent. All percentage variances are calculated on a local currency basis.

•	Strong fee revenue growth, led by Capital Markets & Hotels and Property & Facility Management; improved momentum in Leasing

•	Ongoing business investments generate market share gains and profitable growth

•	Productivity gains and cost discipline drive margin improvement

•	Robust capital raise by LaSalle Investment Management: $7.0 billion committed in 2013

•	Net debt reduced by $101 million during the year

Summary Financial Results ($ in millions, except per share data)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012

Revenue	$1,509	$1,249	$4,462	$3,933
Fee Revenue[1]	$1,349	$1,165	$4,027	$3,640
Adjusted Net Income[2]	$150	$117	$285	$245
U.S. GAAP Net Income	$147	$107	$269	$208
Adjusted Earnings per Share[2]	$3.33	$2.60	$6.32	$5.48
Earnings per Share	$3.26	$2.38	$5.98	$4.63
Adjusted EBITDA[3]	$230	$185	$498	$437
Adjusted EBITDA, Real Estate Services	$211	$174	$428	$363
Adjusted EBITDA, LaSalle Investment Management	$19	$11	$70	$74
See Financial Statement Notes (1), (2) and (3) following the Financial Statements in this news release

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 2

“Strong fourth-quarter revenue and profits capped a very successful 2013 for our firm,” said Colin Dyer, President and Chief Executive Officer of Jones Lang LaSalle. “In 2014, we will continue to focus on serving our clients, improving margins, winning market share and investing in future profitable growth,” Dyer added.

Consolidated Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2013	2012		2013	2012

Real Estate Services (“RES”)
Leasing	$468.8	$439.2	8%	$1,329.7	$1,277.8	5%
Capital Markets & Hotels	266.7	194.4	38%	708.4	512.9	40%
Property & Facility Management Fee Revenue[1]	290.7	242.4	23%	947.7	850.1	14%
Property & Facility Management	386.2	283.9	40%	1,199.5	1,012.3	22%
Project & Development Services Fee Revenue[1]	114.2	101.4	14%	372.4	355.8	6%
Project & Development Services	178.6	143.2	25%	555.4	486.2	15%
Advisory, Consulting and Other	142.8	124.8	15%	413.9	382.2	9%
Total RES Fee Revenue[1]	$1,283.2	$1,102.2	15%	$3,772.1	$3,378.8	12%
Total RES Revenue	$1,443.1	$1,185.5	23%	$4,206.9	$3,671.4	16%

LaSalle Investment Management
Advisory Fees	$56.0	$56.2	1%	$223.0	$228.1	(1)%
Transaction Fees & Other	7.2	4.6	61%	18.1	10.5	76%
Incentive Fees	3.1	2.4	29%	13.6	22.8	(40)%
Total LaSalle Investment Management Revenue	$66.3	$63.2	6%	$254.7	$261.4	(1)%

Total Firm Fee Revenue[1]	$1,349.5	$1,165.4	17%	$4,026.8	$3,640.2	12%
Total Firm Revenue	$1,509.4	$1,248.7	22%	$4,461.6	$3,932.8	15%

Consolidated Performance Highlights:

•
Consolidated fee revenue was $4.0 billion for 2013, 12 percent higher than 2012. Growth was driven by a 40 percent fee revenue increase in Capital Markets & Hotels and a 14 percent fee revenue increase in Property & Facility Management. Fourth-quarter fee revenue was $1.3 billion, an increase of 17 percent from last year.

•	Fee revenue growth was broad-based in 2013, with double-digit growth in all three geographic segments.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 3

•	In BRIC countries, China, Russia and India are stabilizing or improving while Brazil continues to be challenged, particularly in its leasing markets.

•
Consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $3.6 billion for the year, compared with $3.3 billion last year, an increase of 11 percent. Fourth-quarter consolidated fee-based operating expenses, excluding restructuring and acquisition charges, were $1.2 billion, up 16 percent from last year.

•
Adjusted operating income margin calculated on a fee revenue basis was 9.7 percent for the year compared with 9.3 percent last year. This increase represents 12.8 percent incremental margin to fee revenue for the year and 19.3 percent incremental margin to fee revenue for the fourth quarter.

Balance Sheet and Net Interest Expense:

•
The firm reduced total net debt to $437 million from $538 million last year.  This is the second consecutive year that the firm has reduced debt by more than $100 million while continuing to invest in the business.

•
In October 2013, the firm renewed its long-term bank credit facility and increased the size to $1.2 billion from $1.1 billion. The renewed facility has initial pricing at LIBOR + 1.25 percent, down from LIBOR + 1.625 percent, and an extended maturity of October 2018.

•	Net interest expense for 2013 was $34.7 million, down from $35.2 million in 2012.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 4

Business Segment Performance Highlights
Americas Real Estate Services

Americas Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2013	2012		2013	2012

Leasing	$296.7	$278.9	7%	$879.3	$829.6	6%
Capital Markets & Hotels	78.6	59.4	32%	217.3	168.5	29%
Property & Facility Management Fee Revenue[1]	133.5	107.4	25%	407.5	358.8	14%
Property & Facility Management	169.8	127.6	35%	518.4	435.0	20%
Project & Development Services Fee Revenue[1]	59.3	51.7	16%	187.7	182.1	4%
Project & Development Services	59.6	51.9	16%	188.9	182.9	4%
Advisory, Consulting and Other	36.3	31.6	15%	114.2	107.0	7%
Operating Revenue	$604.4	$529.0	15%	$1,806.0	$1,646.0	10%

Equity Earnings	0.3	0.1	n/m	0.5	0.0	n/m
Total Segment Fee Revenue[1]	$604.7	$529.1	15%	$1,806.5	$1,646.0	10%
Total Segment Revenue	$641.3	$549.5	17%	$1,918.6	$1,723.0	12%

n/m - not meaningful

Americas Performance Highlights:

•
Full-year fee revenue was $1.8 billion, an increase of 10 percent from 2012. The largest growth was in Capital Markets & Hotels, which increased 29 percent on a fee revenue basis and significantly outpaced broader market volumes. Property & Facility Management fee revenue increased 14 percent on a fee revenue basis due to new wins and acquisitions. Fourth-quarter fee revenue was $605 million, an increase of 15 percent from last year.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $1.6 billion for the year, up 10 percent from last year. Fourth-quarter fee-based operating expenses, excluding restructuring and acquisition charges, were $516 million, up 14 percent from last year.

•
Operating income was $184 million for the year, compared with $167 million in 2012. Operating income margin calculated on a fee revenue basis was 10.2 percent for the full year 2013, consistent with last year, and 14.7 percent in the fourth quarter, up 60 basis points over the fourth quarter of 2012.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 5

EMEA Real Estate Services

EMEA Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2013	2012		2013	2012

Leasing	$103.6	$83.7	21%	$271.5	$250.0	7%
Capital Markets & Hotels	129.1	94.9	33%	333.3	235.1	41%
Property & Facility Management Fee Revenue[1]	61.1	46.1	31%	192.6	171.4	12%
Property & Facility Management	87.9	48.0	82%	240.4	178.9	34%
Project & Development Services Fee Revenue[1]	36.3	30.5	16%	117.4	106.5	9%
Project & Development Services	93.7	64.5	40%	274.2	219.8	22%
Advisory, Consulting and Other	77.5	66.7	14%	203.7	189.1	8%
Operating Revenue	$407.6	$321.9	24%	$1,118.5	$952.1	17%

Equity Earnings	0.0	(0.1)	n/m	(0.5)	(0.3)	67%
Total Segment Fee Revenue[1]	$407.6	$321.8	24%	$1,118.0	$951.8	17%
Total Segment Revenue	$491.8	$357.7	35%	$1,322.6	$1,072.6	22%

n/m - not meaningful

EMEA Performance Highlights:

•
Full-year fee revenue was $1.1 billion, an increase of 17 percent from 2012. The increase was driven by growth in Capital Markets & Hotels, which increased 41 percent on a fee revenue basis. Fourth-quarter fee revenue was $408 million, an increase of 24 percent from last year, with double-digit revenue growth in all service lines. Revenue growth was broad-based for the quarter and the year, led by the UK, Germany, France, Russia and the Netherlands.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $1.0 billion for the year, up 14 percent from last year. Fourth-quarter fee-based operating expenses, excluding restructuring and acquisition charges, were $348 million, up 24 percent from last year.

•
Adjusted operating income, which excludes King Sturge amortization, was $92 million for the year, compared with $59 million in 2012. Adjusted operating income margin calculated on a fee revenue basis was 8.2 percent compared with 6.2 percent last year.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 6

Asia Pacific Real Estate Services

Asia Pacific Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2013	2012		2013	2012

Leasing	$68.5	$76.6	(4)%	$178.9	$198.2	(6)%
Capital Markets & Hotels	59.0	40.1	59%	157.8	109.3	53%
Property & Facility Management Fee Revenue[1]	96.1	88.9	17%	347.6	319.9	15%
Property & Facility Management	128.5	108.3	28%	440.7	398.4	18%
Project & Development Services Fee Revenue[1]	18.6	19.2	6%	67.3	67.2	6%
Project & Development Services	25.3	26.8	5%	92.3	83.5	19%
Advisory, Consulting and Other	29.0	26.5	15%	96.0	86.1	15%
Operating Revenue	$271.2	$251.3	16%	$847.6	$780.7	14%

Equity Earnings	0.1	0.0	n/m	0.1	0.1	n/m
Total Segment Fee Revenue[1]	$271.3	$251.3	16%	$847.7	$780.8	14%
Total Segment Revenue	$310.4	$278.3	20%	$965.8	$875.6	17%

n/m - not meaningful

Asia Pacific Performance Highlights:

•
Full-year fee revenue was $848 million, an increase of 14 percent from 2012. Property & Facility Management fee revenue was up 15 percent from continued market share gains, and Capital Markets & Hotels also demonstrated strong performance above market volumes. Leasing revenue decreased from last year as corporate clients in many Asia Pacific markets remained hesitant to make new commitments. Fourth-quarter fee revenue was $271 million, an increase of 16 percent from last year. Revenue growth for the quarter and the year was led by Greater China geographically, but also was broad-based across the region’s Property & Facility Management platform.

•
Fee-based operating expenses, excluding restructuring and acquisition charges, were $770 million for the year, up 13 percent from last year. Fourth-quarter fee-based operating expenses, excluding restructuring and acquisition charges, were $229 million, up 12 percent from last year.

•	Operating income was $77 million for the year, compared with $65 million in 2012. Operating income margin calculated on a fee revenue basis was 9.1 percent, compared with 8.4 percent last year.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 7

LaSalle Investment Management

LaSalle Investment Management Revenue ($ in millions, “LC” = local currency)	Three Months Ended December 31,		% Change in LC	Twelve Months Ended December 31,		% Change in LC
	2013	2012		2013	2012

Advisory Fees	$56.0	$56.2	1%	$223.0	$228.1	(1)%
Transaction Fees & Other	7.2	4.6	61%	18.1	10.5	76%
Incentive Fees	3.1	2.4	29%	13.6	22.8	(40)%
Operating Revenue	$66.3	$63.2	6%	$254.7	$261.4	(1)%

Equity Earnings	9.8	1.4	n/m	31.2	24.0	30%
Total Segment Revenue	$76.1	$64.6	20%	$285.9	$285.4	2%

n/m - not meaningful

LaSalle Investment Management Performance Highlights:

•
Advisory fees were $223 million for the year, a slight decrease from last year, resulting from new mandates and fund closings that were offset by portfolio sales at attractive valuations for LaSalle’s investors during 2013.

•	Operating expenses were $218 million for the year, compared with $214 million last year.

•
Operating income was $68 million for the year, a margin of 23.7 percent, compared with $72 million in 2012, a margin of 25.2 percent. Equity earnings increased 30 percent from $24 million last year to $31 million in 2013.

•	In 2013, LaSalle’s capital raising momentum continued with $7 billion in equity commitments obtained during the year.

•
Assets under management were $47.6 billion as of December 31, 2013, compared with $47.0 billion at December 31, 2012. The net increase in assets under management was primarily due to $8.4 billion of acquisitions and takeovers, $7.4 billion of dispositions and withdrawals, and $900 million of reductions due to foreign currency movements. Assets under management increased by $900 million during the fourth quarter primarily due to $1.8 billion of acquisitions and takeovers, $1.7 billion of dispositions and withdrawals, and $1.0 billion of increases due to foreign currency movements.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 8

About Jones Lang LaSalle
Jones Lang LaSalle (NYSE: JLL) is a professional services and investment management firm offering specialized real estate services to clients seeking increased value by owning, occupying and investing in real estate. With annual fee revenue of $4.0 billion, Jones Lang LaSalle operates in 70 countries from more than 1,000 locations worldwide. On behalf of its clients, the firm provides management and real estate outsourcing services to a property portfolio of 3.0 billion square feet. Its investment management business, LaSalle Investment Management, has $47.6 billion of real estate assets under management. For further information, visit www.jll.com.

200 East Randolph Drive Chicago Illinois 60601 │ 30 Warwick Street London W1B 5NH │ 9 Raffles Place #39-00 Republic Plaza Singapore 048619

Statements in this press release regarding, among other things, future financial results and performance, achievements, plans and objectives and dividend payments may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives and dividend payments of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Quantitative and Qualitative Disclosures about Market Risk,” and elsewhere in Jones Lang LaSalle’s Annual Report on Form 10-K for the year ended December 31, 2012, and in the Quarterly Report on Form 10-Q for the quarters ended March 31, 2013, and June 30, 2013, and September 30, 2013 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company’s Board of Directors. Statements speak only as of the date of this release. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle’s expectations or results, or any change in events.

Jones Lang LaSalle Reports Fourth-Quarter 2013 Results - Page 9

Conference Call
The firm will conduct a conference call for shareholders, analysts and investment professionals on Tuesday, January 28 at 6:00 p.m. EST.
To participate in the conference call, please dial into one of the following phone numbers five to ten minutes before the start time:

∙	U.S. callers:	+1 877 800 0896
∙	International callers:	+1 706 679 7364
∙	Pass code:	31459103

Webcast
Follow these steps to listen to the webcast:
1. You must have a minimum 14.4 Kbps Internet connection
2. Log on to http://www.videonewswire.com/event.asp?id=97649 and follow instructions
3. Download free Windows Media Player software: (link located under registration form)
4. If you experience problems listening, send an email to prnwebcast@multivu.com

Supplemental Information
Supplemental information regarding the fourth-quarter 2013 earnings call has been posted to the Investor Relations section of the company's website:  www.jll.com.

Conference Call Replay
Available: 11:00 p.m. EST Tuesday, January 28 through 11:59 p.m. EST Friday, February 28 at the following numbers:

∙	U.S. callers:	+1 855 859 2056	or + 1 800 585 8367
∙	International callers:	+1 404 537 3406
∙	Pass code:	31459103

Web Audio Replay
Audio replay will be available for download or stream. This information and link is also available on the company’s website:  www.jll.com.
If you have any questions, email Jones Lang LaSalle’s Investor Relations department at JLLInvestorRelations@am.jll.com.
###

JONES LANG LASALLE INCORPORATED
Consolidated Statements of Operations
For the Three and Twelve Months Ended December 31, 2013 and 2012
(in thousands, except share data)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,

	2013	2012	2013	2012

Revenue	$1,509,418	$1,248,704	$4,461,591	$3,932,830

Operating expenses:
Compensation and benefits	919,709	794,160	2,817,059	2,546,965
Operating, administrative and other	369,427	270,501	1,177,545	972,231
Depreciation and amortization	20,857	20,100	79,853	78,810
Restructuring and acquisition charges	3,626	13,045	18,315	45,421
Total operating expenses	1,313,619	1,097,806	4,092,772	3,643,427

Operating income	195,799	150,898	368,819	289,403

Interest expense, net of interest income	(8,115)	(10,337)	(34,718)	(35,173)
Equity earnings from real estate ventures	10,211	1,358	31,343	23,857

Income before income taxes and noncontrolling interest	197,895	141,919	365,444	278,087
Provision for income taxes	50,372	34,657	92,092	69,244
Net income	147,523	107,262	273,352	208,843

Net income attributable to noncontrolling interest	201	190	3,487	793
Net income attributable to the Company	$147,322	$107,072	$269,865	$208,050

Dividends on unvested common stock, net of tax benefit	168	241	409	494
Net income attributable to common shareholders	$147,154	$106,831	$269,456	$207,556

Basic earnings per common share	$3.31	$2.43	$6.09	$4.73

Basic weighted average shares outstanding	44,440,684	44,051,014	44,258,878	43,848,737

Diluted earnings per common share	$3.26	$2.38	$5.98	$4.63

Diluted weighted average shares outstanding	45,146,449	44,953,524	45,072,120	44,799,437

EBITDA	$226,867	$172,356	$480,015	$392,070

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Segment Operating Results
For the Three and Twelve Months Ended December 31, 2013 and 2012
(in thousands)
(Unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,

	2013	2012	2013	2012
REAL ESTATE SERVICES

AMERICAS
Revenue:
Operating revenue	$641,079	$549,287	$1,918,092	$1,723,025
Equity earnings (losses)	276	74	549	(3)
Total segment revenue	641,355	549,361	1,918,641	1,723,022
Gross contract costs[1]	(36,672)	(20,315)	(112,097)	(76,929)
Total segment fee revenue	604,683	529,046	1,806,544	1,646,093

Operating expenses:
Compensation, operating and administrative expenses	540,330	463,451	1,689,365	1,513,594
Depreciation and amortization	12,006	11,205	45,285	42,333
Total segment operating expenses	552,336	474,656	1,734,650	1,555,927
Gross contract costs[1]	(36,672)	(20,315)	(112,097)	(76,929)
Total fee-based segment operating expenses	515,664	454,341	1,622,553	1,478,998

Operating income	$89,019	$74,705	$183,991	$167,095

Adjusted EBITDA	$101,025	$85,910	$229,276	$209,428

EMEA
Revenue:
Operating revenue	$491,779	$357,901	$1,323,201	$1,072,909
Equity earnings (losses)	1	(82)	(535)	(310)
Total segment revenue	491,780	357,819	1,322,666	1,072,599
Gross contract costs[1]	(84,211)	(35,958)	(204,596)	(120,817)
Total segment fee revenue	407,569	321,861	1,118,070	951,782

Operating expenses:
Compensation, operating and administrative expenses	426,426	305,795	1,212,797	996,639
Depreciation and amortization	5,435	5,001	20,547	21,644
Total segment operating expenses	431,861	310,796	1,233,344	1,018,283
Gross contract costs[1]	(84,211)	(35,958)	(204,596)	(120,817)
Total fee-based segment operating expenses	347,650	274,838	1,028,748	897,466

Operating income	$59,919	$47,023	$89,322	$54,316

Adjusted EBITDA	$65,354	$52,024	$109,869	$75,960

	Three Months Ended December 31,		Twelve Months Ended December 31,

	2013	2012	2013	2012
ASIA PACIFIC
Revenue:
Operating revenue	$310,256	$278,329	$965,626	$875,476
Equity earnings (losses)	127	(11)	129	150
Total segment revenue	310,383	278,318	965,755	875,626
Gross contract costs[1]	(39,051)	(27,044)	(118,089)	(94,816)
Total segment fee revenue	271,332	251,274	847,666	780,810

Operating expenses:
Compensation, operating and administrative expenses	264,804	241,952	876,239	797,396
Depreciation and amortization	2,996	3,329	12,216	12,886
Total segment operating expenses	267,800	245,281	888,455	810,282
Gross contract costs[1]	(39,051)	(27,044)	(118,089)	(94,816)
Total fee-based segment operating expenses	228,749	218,237	770,366	715,466

Operating income	$42,583	$33,037	$77,300	$65,344

Adjusted EBITDA	$45,579	$36,366	$89,516	$78,230

LASALLE INVESTMENT MANAGEMENT
Revenue:
Operating revenue	$66,304	$63,187	$254,672	$261,420
Equity earnings	9,808	1,377	31,200	24,020
Total segment revenue	76,112	64,564	285,872	285,440

Operating expenses:
Compensation, operating and administrative expenses	57,577	53,463	216,203	211,567
Depreciation and amortization	419	565	1,805	1,947
Total segment operating expenses	57,996	54,028	218,008	213,514

Operating income	$18,116	$10,536	$67,864	$71,926

Adjusted EBITDA	$18,535	$11,101	$69,669	$73,873

SEGMENT RECONCILING ITEMS:
Total segment revenue	$1,519,630	$1,250,062	$4,492,934	$3,956,687
Reclassification of equity earnings	10,212	1,358	31,343	23,857
Total revenue	$1,509,418	$1,248,704	$4,461,591	$3,932,830

Total operating expenses before restructuring and acquisition charges	1,309,993	1,084,761	4,074,457	3,598,006
Operating income before restructuring and acquisition charges	$199,425	$163,943	$387,134	$334,824

Restructuring and acquisition charges	3,626	13,045	18,315	45,421
Operating income after restructuring and acquisition charges	$195,799	$150,898	$368,819	$289.403

Total adjusted EBITDA	$230,493	$185,401	$498,330	$437,491
Restructuring and acquisition charges	3,626	13,045	18,315	45,421
Total EBITDA	$226,867	$172,356	$480,015	$392,070

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Consolidated Balance Sheets
December 31, 2013 and December 31, 2012
(in thousands)

	December 31,	December 31,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$152,726	$152,159
Trade receivables, net of allowances	1,237,514	996,681
Notes and other receivables	94,519	101,952
Warehouse receivables	—	144,257
Prepaid expenses	56,491	53,165
Deferred tax assets, net	130,822	50,831
Other	17,630	16,484
Total current assets	1,689,702	1,515,529

Property and equipment, net of accumulated depreciation	295,547	269,338
Goodwill, with indefinite useful lives	1,900,080	1,853,761
Identified intangibles, net of accumulated amortization	45,579	45,932
Investments in real estate ventures	287,200	268,107
Long-term receivables	65,353	58,881
Deferred tax assets, net	104,654	197,892
Other	209,238	142,059
Total assets	$4,597,353	$4,351,499

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$528,505	$497,817
Accrued compensation	810,425	685,718
Short-term borrowings	24,522	32,233
Deferred tax liabilities, net	11,274	10,113
Deferred income	104,410	76,152
Deferred business acquisition obligations	36,040	105,772
Warehouse facility	—	144,257
Other	143,248	109,909
Total current liabilities	1,658,424	1,661,971

Noncurrent liabilities:
Credit facility	155,000	169,000
Long-term senior notes	275,000	275,000
Deferred tax liabilities, net	18,029	3,106
Deferred compensation	103,199	75,320
Deferred business acquisition obligations	99,196	107,661
Minority shareholder redemption liability	20,667	19,489
Other	77,029	80,696
Total liabilities	2,406,544	2,392,243

	December 31,	December 31,
	2013	2012

Company shareholders' equity:
Common stock, $.01 par value per share,100,000,000 shares authorized; 44,447,958, and 44,054,042 shares issued and outstanding as of December 31, 2013 and December 31, 2012, respectively	444	441
Additional paid-in capital	945,512	932,255
Retained earnings	1,266,967	1,017,128
Shares held in trust	(8,052)	(7,587)
Accumulated other comprehensive (loss) income	(25,202)	8,946
Total Company shareholders' equity	2,179,669	1,951,183

Noncontrolling interest	11,140	8,073
Total equity	2,190,809	1,959,256

Total liabilities and equity	$4,597,353	$4,351,499

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Summarized Consolidated Statements of Cash Flows
For the Twelve Months Ended December 31, 2013 and 2012
(in thousands)

	Twelve Months Ended December 31,
	2013	2012

Cash provided by operating activities	$293,167	$327,698

Cash used in investing activities	(164,212)	(151,252)

Cash provided by financing activities	(128,388)	(208,741)

Net decrease in cash and cash equivalents	$567	(32,295)

Cash and cash equivalents, beginning of period	152,159	184,454

Cash and cash equivalents, end of period	$152,726	$152,159

Please reference attached financial statement notes.

JONES LANG LASALLE INCORPORATED
Financial Statement Notes

1. Consistent with U.S. GAAP (“GAAP”), gross contract vendor and subcontractor costs (“gross contract costs”) which are managed on certain client assignments in the Property & Facility Management and Project & Development Services business lines are presented on a gross basis in both revenue and operating expenses. Gross contract costs are excluded from revenue and operating expenses in determining “fee revenue” and “fee-based operating expenses”, respectively. Excluding these costs from revenue and operating expenses more accurately reflects how the firm manages its expense base and its operating margins. Adjusted operating income excludes the impact of restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition. “Adjusted operating income margin” is calculated by dividing adjusted operating income by fee revenue. Below are reconciliations of revenue and operating expenses to fee revenue and fee-based operating expenses, as well as adjusted operating income margin calculations, for the three and twelve months ended December 31, 2013, and 2012.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
($ in millions)	2013	2012	2013	2012

Revenue	$1,509.4	$1,248.7	$4,461.6	$3,932.8
Gross contract costs	(159.9)	(83.3)	(434.8)	(292.6)
Fee revenue	$1,349.5	$1,165.4	$4,026.8	$3,640.2

Operating expenses	$1,313.6	$1,097.8	$4,092.8	$3,643.4
Gross contract costs	(159.9)	(83.3)	(434.8)	(292.6)
Fee-based operating expenses	$1,153.7	$1,014.5	$3,658.0	$3,350.8

Operating income	$195.8	$150.9	$368.8	$289.4

Add:
Restructuring and acquisition charges	3.6	13.0	18.3	45.4
King Sturge intangible amortization	0.6	0.6	2.2	4.9
Adjusted operating income	$200.0	$164.5	$389.3	$339.7

Adjusted operating income margin	14.8%	14.1%	9.7%	9.3%

2. Charges excluded from GAAP net income attributable to common shareholders to arrive at adjusted net income for the three and twelve months ended December 31, 2013, and 2012, are (a) restructuring and acquisition charges and (b) intangible amortization related to the 2011 King Sturge acquisition. Below are reconciliations of GAAP net income attributable to common shareholders to adjusted net income and calculations of earnings per share (“EPS”) for each net income total:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
($ in millions, except per share data)	2013	2012	2013	2012

GAAP net income attributable to common shareholders	$147.2	$106.8	$269.5	$207.6
Shares (in 000s)	45,146	44,954	45,072	44,799
GAAP diluted earnings per share	$3.26	$2.38	$5.98	$4.63

GAAP net income attributable to common shareholders	$147.2	$106.8	$269.5	$207.6
Restructuring and acquisition charges, net	2.6	9.8	13.7	34.1
King Sturge intangible amortization, net	0.4	0.5	1.6	3.7
Adjusted net income	$150.2	$117.1	$284.8	$245.4

Shares (in 000s)	45,146	44,954	45,072	44,799

Adjusted diluted earnings per share	$3.33	$2.60	$6.32	$5.48

3. Adjusted EBITDA represents earnings before interest expense net of interest income, income taxes, depreciation and amortization, adjusted for restructuring and acquisition charges. Although adjusted EBITDA and EBITDA are non-GAAP financial measures, they are used extensively by management and are useful to investors and lenders as metrics for evaluating operating performance and liquidity. EBITDA is used in the calculations of certain covenants related to the firm’s revolving credit facility. However, adjusted EBITDA and EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Because adjusted EBITDA and EBITDA are not calculated under GAAP, the firm’s adjusted EBITDA and EBITDA may not be comparable to similarly titled measures used by other companies.

Below is a reconciliation of net income to EBITDA and adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	December 31,		December 31,
($ in millions)	2013	2012	2013	2012

GAAP net income	$147.5	$107.3	$273.4	$208.8
Add:
Interest expense, net of interest income	8.1	10.3	34.7	35.2
Provision for income taxes	50.4	34.7	92.1	69.3
Depreciation and amortization	20.9	20.1	79.8	78.8

EBITDA	$226.9	$172.4	$480.0	$392.1
Add:
Restructuring and acquisition charges	3.6	13.0	18.3	45.4
Adjusted EBITDA	$230.5	$185.4	$498.3	$437.5

4. Restructuring and acquisition charges are excluded from segment operating results, although they are included for consolidated reporting. For purposes of segment operating results, the allocation of restructuring charges to the segments has been determined not to be meaningful to investors, so the performance of segment results has been evaluated without allocation of these charges.

5. Intangible amortization from the second-quarter 2011 King Sturge acquisition is included in depreciation and amortization in the firm’s consolidated results, as well as in EMEA’s segment results, but has been excluded from adjusted operating income and adjusted net income.

6. Each geographic region offers the firm’s full range of Real Estate Services businesses consisting primarily of tenant representation and agency leasing; capital markets; property management and facilities management; project and development services; and advisory, consulting and valuations services. The Investment Management segment provides investment management services to institutional investors and high-net-worth individuals.

7. The consolidated statements of cash flows are presented in summarized form. For complete consolidated statements of cash flows, please refer to the firm’s Annual Report on Form 10-K for the year ended December 31, 2013, to be filed with the Securities and Exchange Commission shortly.

8. EMEA refers to Europe, Middle East and Africa. MENA refers to Middle East and North Africa. Greater China includes China, Hong Kong, Macau and Taiwan. Southeast Asia refers to Singapore, Indonesia, Philippines, Thailand and Vietnam. The BRIC countries include Brazil, Russia, India and China.

9. Certain prior year amounts have been reclassified to conform to the current presentation.